Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of A10 Networks, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 4th day of February 2015.

SUMMIT PARTNERS, L.P. By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS GE VIII, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS GE VIII, L.P. By: Summit Partners GE VIII, LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

SUMMIT PARTNERS GROWTH EQUITY FUND VIII-A, L.P.

By: Summit Partners GE VIII, L.P., its general partner

By: Summit Partners GE VIII, LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS GROWTH EQUITY FUND VIII-B, L.P.

By: Summit Partners PE VII, L.P., its general partner

By: Summit Partners PE VII, LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

SUMMIT MASTER COMPANY, LLC

By:	*	By:	*
	Member		Member

SUMMIT INVESTORS MANAGEMENT, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT INVESTORS I, LLC By: Summit Investors Management, LLC, its manager By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT INVESTORS I (UK), L.P. By: Summit Investors Management, LLC, its manager By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Martin J. Mannion

By:	*	*By:	/s/ Robin W. Devereux
	Peter Y. Chung		Robin W. Devereux Power of Attorney**

**	Pursuant to Powers of Attorney attached hereto as Exhibit 2.